DA Davidson
18th Annual Financial Institutions Conference

May 9-11, 2016
NASDAQ:BSF

BEAR STATE
FINANCIAL

Forward Looking Information

This presentation contains certain forward-looking information about Bear State Financial, Inc. ("BSF") that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward- looking terminology, such as "may," "will," "believe," "anticipate," "expect," or similar terms or variations on those terms, or the negative of those terms. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of BSF. There are a number of important factors that could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include but are not limited to our ability to recognize synergies and cost savings in connection with our recent acquisition of Metropolitan National Bank; our ability to control post-acquisition integration-related costs; those risks previously disclosed in BSF's filings with the SEC; our ability to achieve internal revenue forecasts and to manage non-interest expenses; credit quality deterioration which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; a change in the interest rate environment which reduces interest margins; asset/liability re-pricing risks and liquidity risks; general economic conditions, either nationally or in the market areas in which BSF does or anticipates doing business are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral security for our loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war; legislative or regulatory requirements or changes adversely affecting our business; and changes in the securities markets. If any of these risks or uncertainties materialize or if any of the assumptions underlying such forward-looking statements proves to be incorrect, BSF's results could differ materially from those expressed in, implied or projected by such forward-looking statements. We assume no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, read BSF's annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by BSF with the SEC. The documents filed with the SEC may be obtained at our website at www.bearstatefinancial.com. Telephone 501 975-6033.

Bear State Financial – Our Story


June 2011
Total Assets = $616 Million
June 2014
Total Assets = $1.45 Billion
December 2015
Total Assets = $1.92 Billion
Reversed $21.1 million DTA valuation allowance
Bear State Financial Holdings, LLC invests $46.3 million to recapitalize FFBH
Closed $70 million deal to acquire Metropolitan National Bank
Closed $124.4 million deal to acquire FNSC & its 2 subsidiary banks
OCC terminates Cease & Desist Order
Marked OREO down $11.3 million
Ratio/Growth
GAAP EPS
160%
140%
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$(0.20)
$(0.40)
$(0.60)
$(0.80)
3/1/2011
6/1/2011
9/1/2011
12/1/2011
3/1/2012
6/1/2012
9/1/2012
12/1/2012
3/1/2013
6/1/2013
9/1/2013
12/1/2013
3/1/2014
6/1/2014
9/1/2014
12/1/2014
3/1/2015
6/1/2015
9/1/2015
12/1/2015
3/1/2016
Asset Growth - 2 YR CAGR
Texas Ratio
GAAP EPS

Source: Company Filings, SNL Financial.

KEY HISTORICAL DATES

MAY 2011

Bear State Financial Holdings, LLC invests $46.3 million to recapitalize First Federal Bancshares of Arkansas, Inc. (NASDAQ: FFBH)

Offers subscription rights to existing shareholders, raising $8.7 million at $3.00 a share, used to bolster regulatory capital at the bank

JANUARY 2013

OCC terminates cease & desist order

JULY 2013

Completes $20 million private placement of common stock at $7.11 per share[1]

Announces a definitive agreement to purchase First National Security Company

JUNE 2014

Closes $124.4 million deal (60% Cash / 40% Equity) to acquire First National Security Company and its two subsidiary banks

First Federal Bancshares of Arkansas changes its name and ticker to Bear State Financial (NASDAQ: BSF)

FEBRUARY 2015

Bear State Financial consolidates three subsidiaries under new name, Bear State Bank N.A.

JUNE 2015

Announces a definitive agreement to purchase Metropolitan National Bank (Springfield, MO)

OCTOBER 2015

Closes $70 million deal (40% Cash / 60% Equity) to acquire Metropolitan National Bank

FEBRUARY 2016

Consolidates the charters of Metropolitan National Bank and Bear State Bank.



[Source] Company Filings, Company Website, SNL Financial. **[1]** Adjusted for the 1 for 9 stock dividend issued December 15, 2014.

BEAR STATE FINANCIAL

Bear State is Well Positioned to Drive Sustained, Long-Term Growth & Returns

Bear State Financial Represents a Unique Opportunity within the Small Cap Bank Space

+ Poised to continue to generate above average growth as it fully leverages the power of its platform and brand which has been enhanced via multiple acquisitions over the past few years
+ Meaningful scarcity value embedded within Bear State Financial

Experienced Management & Leadership Team

Seasoned Lending Team with Strong Customer Relationships in Local Markets

Proven Track Record of Acquisitions with Ample Additional Opportunities

BEAR STATE FINANCIAL

Strong Liquidity Position

Diversified & Scalable Platform Primed for Future Growth

Focused Risk Mitigation & Credit Culture

Bear State Financial Investment Highlights

Experienced Management & Leadership Team

- Led by a highly experienced Board of Directors with extensive experience in growing both private and publicly traded organizations both organically and through acquisitions
- Oversight provided with Audit, Compensation, and Nominating & Corporate Governance Committees
- Recently added John Ghirardelli, Chairman of the Board of Paul Mueller Company (MUEL), as a Director and Audit Committee member of Bear State Financial and Bear State Bank

Selected Board of Directors	Biography Highlights
Richard Massey *Chairman of the Board*	▪ Fidelity National Information Services, Inc. – Lead Director, Compensation Committee Chairperson ▪ Fidelity National Financial, Inc. – Lead Director, Corporate Governance & Nominating Committee Chairperson ▪ Black Knight Financial Services, Inc. – Director , Compensation Committee Member ▪ Westrock Capital, LLC – Partner ▪ Alltel Corporation – Chief Strategy Officer & General Counsel ▪ Stephens, Inc. – Managing Director & Head of Information Communications Technology Group
W. Dabbs Cavin *Vice Chairman of the Board*	▪ Mountaire Corporation – Chief Financial Officer ▪ First Federal Bancshares of Arkansas, Inc. & First Federal Bank – Chief Executive Officer ▪ Opportunity International (Rwanda) – Launched for-profit commercial bank & negotiated first bank merger in Rwanda ▪ Pinnacle Bancshares & Pinnacle Bank – Co-Founder & Chief Lending Officer (Sold to BancorpSouth in 2002) ▪ Federal Home Loan Bank of Dallas – Regulatory Examiner
Frank Conner *Audit Committee Chairman*	▪ FedEx Freight East (formerly American Freightways, Inc.) – Chief Financial Officer ▪ American Freightways, Inc. – Director & Chief Financial Officer ▪ McKesson Service Merchandise – Chief Financial Officer ▪ Peat, Marwick, & Mitchell – Certified Public Accountant
Scott T. Ford *Compensation Committee Chairman*	▪ AT&T, Inc. – Director, Corporate Development & Finance Committee Chairperson ▪ Westrock Group, LLC – CEO of the private commodities trading firm he founded in 2013 ▪ Alltel Corporation - President & CEO having led company through several major business transformations, culminating with the sale of the company to Verizon Wireless in 2009 ▪ Stephens Group Inc. – Assistant to the Chairman spearheading the company's media & communications industries acquisition efforts ▪ Federal Reserve Bank of St. Louis – Little Rock Branch Chairman of the Board

Source: Company Filings, Company Website, SNL Financial.

BEAR STATE FINANCIAL

Bear State Financial Investment Highlights

Experienced Management & Leadership Team

+ Balanced leadership approach focusing on disciplined growth and operational efficiency
+ Seasoned lending team with experience originating and underwriting across economic cycles
+ Geographic line of business operating model combining the best of community and regional banking
+ Experienced in due diligence, integration, brand development and cultural design

Selected Senior Management	Biography
Mark McFatridge *President & CEO*	▪ Metropolitan National Bank – Director, Chief Executive Officer, & President ▪ Guaranty Bank (GFED) – Chief Operating Officer ▪ Regions Bank (RF) – Market President – Community Banks of Missouri & Western Kentucky ▪ Regions Bank (RF) - Chief Administrative Officer & Regional Finance Officer – Central Region ▪ Fifth Third Bank of Central Indiana (FITB) – Commercial Lender
Tom Fritsche *COO & Senior EVP*	▪ Bear State Financial (BSF) – Chief Operating Officer & Chief Credit Officer ▪ Southwest Power Pool – Director of Treasury & Risk Management ▪ Regions Bank (RF) – Chief Administrative Officer – Western Region ▪ Regions Bank (RF) – Head of Commercial Real Estate Lending – Western Region ▪ Worthen Banking Corporation – Director of Mergers & Acquisition
Matt Machen *President, Bear State Bank*	▪ Bear State Financial (BSF) – Chief Financial Officer ▪ First Federal Bank - Regional President ▪ First Security Bank – Vice President & Commercial Lender
Sherri Billings *CFO & Senior EVP*	▪ Bear State Financial (BSF) – Chief Accounting Officer ▪ First Federal Bancshares of Arkansas, Inc. (FFBH) & First Federal Bank – Chief Financial Officer

Source: Company Filings, Company Website, SNL Financial.

BEAR STATE FINANCIAL

Bear State Financial Investment Highlights

Proven Track Record of Acquisitions with Ample Additional Opportunities

+ Bear State has built a solid foundation by integrating three community banking platforms and is positioned to own significant portions of target markets
+ Will continue to be a disciplined acquirer of additional community banks:
+ Geographically fit within 350 miles radius of Little Rock
+ MSAs that have strong underlying growth and demographics
+ Local market leader with strong management team
+ Strong deposit franchise and complementary products/customer relationships

Previous Acquisitions

First National Bank

Heritage Bank

Announced:	July 2013
Completed:	June 2014
Deal Value:	$124.4 MM
Target Assets:	$954.4 MM
Target Branches:	32

- In June 2014, Bear State Financial, the parent company of First Federal Bank, completed its merger with First National Security Company, the parent company for First National Bank, headquartered in Hot Springs, AR, and Heritage Bank, headquartered in Jonesboro, AR
- In February 2015, the three banking charters were consolidated forming Bear State Bank

Metropolitan National Bank

Announced:	June 2015
Completed:	October 2015
Deal Value:	$70 MM
Price/Book	1.19x
Price/Tangible Book:	1.33x
Target Assets:	$422.4 MM
Target Branches:	13

- In October 2015, completed acquisition of Metropolitan National Bank, headquartered in Springfield, MO
- Entry into Springfield and Joplin, MO adds additional commercial lending markets to the BSF footprint
- Transaction is expected to be immediately accretive to book value per share, tangible book value per share and earnings per share

Targeted Markets



KANSAS
Wichita
MISSOURI
Springfield
Joplin
St. Louis
Tulsa
OKLAHOMA
ARKANSAS
Little Rock
Memphis
TENNESSEE
MISSISSIPPI
Dallas
Fort Worth
Texarkana
Shreveport
LOUISIANA
Jackson
Birmingham
ALABAMA
Montgomery
Mobile
Baton Rouge
Waco

● Bear State Financial Branch

BEAR STATE FINANCIAL

Source: Company Filings, Company Website, SNL Financial.

Growth Markets

Northwest Arkansas
+ Benton & Washington County – Fayetteville, Springdale, Rogers & Bentonville
+ Population crossed 500,000 in 2014
+ Home to four of the state's ten largest cities & represents 47% of the state's population growth
+ The two county area averaged 944 new residents every month between 2000 & 2010
+ Median age: 33
+ Median household income: $47,536

Central Arkansas
+ Pulaski, Saline & Faulkner counties – Little Rock, Conway, Benton & Bryant
+ Population of 671,459 as a region with Pulaski county being the largest with 395,341
+ Median age: 36.1
+ Median household income: $44,546



Springfield Metro
+ Metro area population of 452,297
+ Greene, Christian, Webster, Polk & Dallas counties
+ Population increase of 22.3% since 2000
+ 0.9% annual population growth rate
+ Median age: 37.6
+ Median household income: $54,763

Joplin, MO
+ Missouri's fourth largest metropolitan area with a population of 400,000 within 40 miles
+ Population increase of 11.6% since 2000
+ Median age: 35.7
+ Median household income: $38,192

Jonesboro, Arkansas
+ Population of over 68,000
+ Population increase of 23.5% from 2000
+ 5th largest city in Arkansas
+ Median age: 34.6
+ Median household income: $39,483

BEAR STATE FINANCIAL

Bear State Financial Investment Highlights

Diversified & Scalable Platform Primed for Future Growth

- Diversified across asset classes with a meaningful presence in commercial and residential real estate with ramping C&I trajectory
- Residential mortgage expertise provides optionality to sell directly originated flow (a good source of fee income) depending on market conditions and drive deposit relationships
- Technology and infrastructure driving efficiencies and built to materially scale balance sheet
- Optimize delivery strategies by investing in more digital solutions and reducing retail branches
- Strong and growing core deposit franchise provides mechanism to support strong asset growth

Loan and Deposit Composition[1]

Loans



Farm
6%
Consumer
3%
C&D
8%
CRE
38%
C&I
18%
Up from 3% at Beginning of 2012
1-4 Family
27%

Deposits



MMDA & Savings
24%
Transaction Accounts
43%
Time < $100K
16%
Time ≥ $100K
17%

Efficiency Ratio

Average Efficiency Ratio



90%
68%
2011-2014[2]
2015[3]

Source: Company Filings, Company Website, SNL Financial.
[1] Reflects loan and deposit composition as of March 31, 2016.
[2] Reflects average of 12 quarters from 2011 through 2014.
[3] Reflects 4 quarter average in 2015.

BEAR STATE FINANCIAL

Bear State Financial Investment Highlights

Focused Risk Mitigation & Credit Culture

- Since the recapitalization of First Federal Bank in May 2011 the Bear State management team has instilled a disciplined credit culture and materially improved inherited credit issues
- Regimented focus on workouts have resulted in a significant reduction in problem assets
- NPAs have decreased to ~1.2% as of March 31, 2016, from a high of more than 17% in the first quarter of 2011
- Continue to execute on deliberate and focused growth in order to maintain strong credit metrics

NPAs / Total Assets[1]



10.79%
6.69%
3.75%
0.98%
1.22%
1.23%
2011
2012
2013
2014
2015
1Q16

NPLs / Total Loans[1]



9.71%
4.76%
3.11%
0.95%
1.36%
1.40%
2011
2012
2013
2014
2015
1Q16

NCOs / Avg. Loans



2.94%
1.45%
0.82%
0.08%
0.08%
0.04%
2011
2012
2013
2014
2015
1Q16

Source: Company Filings, Company Website, SNL Financial.

[1] Increase in NPAs/Total Assets & NPLs/Total Loans from 2014 to 2015 is primarily attributable to a single relationship that management continues to actively monitor. Excluding this relationship the ratios are 0.94% and 0.96% respectively. Recently occurring developments have been encouraging and management expects a resolution of this matter later this year.

BEAR STATE FINANCIAL

Bear State Financial Investment Highlights

Strong Liquidity Position

- Unused borrowing capacity with the FHLB of $145.2 million, $70.1 million of investment securities available to pledge for federal funds and $78.0 million of available unsecured federal funds borrowing lines[1]
- Clean capital structure with ability to efficiently layer in incremental AT1 & Tier 2 capital to support growth
- Liquidity levels can support significant ramp in loan production at current levels

Capital Adequacy

(as of March 31, 2016)


10.65%
10.65%
11.58%
9.16%
CET1
Tier 1
Total Capital
Leverage

Seasoned Lending Team with Strong Customer Relationships in Local Markets

- Exhibited strong ability to generate asset and deposit growth via organic/inorganic channels
- C&I capabilities in place through the establishment of a corporate banking group that will serve to ramp up asset generation across multiple industry verticals
- Significant excess banker capacity at loan production offices in context of targeted underlying products/sectors

Loans/Deposits


95%
90%
85%
80%
75%
70%
65%
90.5%
4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16

C&I Loans / Total Loans


20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
17.7%
4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16

Source: Company Filings, Company Website, SNL Financial.
[1] As of March 31, 2016

BEAR STATE FINANCIAL

Additional Financial Data

BEAR STATE FINANCIAL

BEAR STATE FINANCIAL 2015 HIGHLIGHTS

Completed the integration of First Federal Bank, First National Bank & Heritage Bank onto a single core system, merged three bank charters and rebranded to form Bear State Bank.


2014
2015

Increased core earnings from $8.2 million in 2014 to $13.2 million in 2015

Grew loans by over $70 million in 2015

Added to the **Russell 3000 Index**


$2,000,000,000

Acquired Metropolitan National Bank of Springfield, MO on October 1st increasing assets to almost $2 billion



Reported core earnings of $0.38 per share for 2015 and **increased core earnings** per share each quarter vs. the prior quarter

BALANCE SHEET GROWTH

(in millions)



$2,500
$2,000
$1,500
$1,000
$500
$0
$352
$499
$579
$353
$455
$530
$384
$470
$549
$1,055
$1,264
$1,515
$1,458
$1,608
$1,920
2011
2012
2013
2014
2015
TOTAL LOANS
TOTAL DEPOSITS
TOTAL ASSETS

ACQUISITIONS

Approximate Amount Added (millions)



$605
$882
2014
$764
FIRST NATIONAL SECURITY COMPANY
LOANS
DEPOSITS
ASSETS
$365
$450
2015
$371
METROPOLITAN NATIONAL BANK

BEAR STATE FINANCIAL



Core Income & Core EPS[1] (in Thousands)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.08
$0.09
$0.10
$0.11
$0.10
$2,805
$2,901
$3,319
$4,169
$3,658
1Q15
2Q15
3Q15
4Q15
1Q16
Core Earnings
Core EPS



Core Efficiency Ratio[1]
75.00%
70.00%
65.00%
60.00%
71.88%
69.51%
66.24%
67.66%
71.96%
1Q15
2Q15
3Q15
4Q15
1Q16



Core ROAA[1]
1.20%
1.00%
0.80%
0.60%
0.40%
0.76%
0.79%
0.90%
0.86%
0.77%
1Q15
2Q15
3Q15
4Q15
1Q16



Net Interest Analysis[1] (in thousands)
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.12%
4.76%
4.72%
5.06%
4.91%
3.85%
3.71%
3.74%
4.14%
4.03%
0.49%
0.49%
0.48%
0.43%
0.45%
1Q15
2Q15
3Q15
4Q15
1Q16
Net Int Income
NIM
Loan Yield
Deposit Cost

Source: Company Filings, Company Website, SNL Financial.
[1] Data for the period ending

BEAR STATE FINANCIAL

SUMMARY BALANCE SHEET
(Dollars in Thousands)

	2011 Y	2012 Y	2013 Y	2014 Y	2015 Y	1Q 2016
ASSETS						
Cash & Cash Equivalents	79,799	42,607	23,970	113,086	52,131	64,699
Securities and Other Investments	89,766	83,292	95,403	192,503	219,096	206,830
Loans & Leases Held for Sale	3,339	4,435	4,205	6,409	7,326	10,103
Total Loans & Leases	352,271	353,004	383,860	1,054,882	1,458,652	1,457,588
Total Reserves	20,818	15,676	12,711	13,660	14,550	14,866
Loans & Leases, Net	331,453	337,328	371,149	1,041,222	1,444,102	1,442,722
Premises & Fixed Assets	21,441	20,634	18,769	50,332	63,641	63,250
OREO	28,113	16,658	8,627	4,792	3,642	3,164
Intangible Assets	-	-	-	33,055	51,570	51,315
Other Assets[1]	25,135	25,441	26,749	73,196	78,708	80,218
Total Assets	**579,046**	**530,395**	**548,872**	**1,514,595**	**1,920,216**	**1,922,301**
LIABILITIES						
Noninterest-bearing Deposits	25,538	22,570	19,427	180,136	234,879	216,173
Interest-bearing Deposits	473,043	432,481	450,298	1,083,661	1,372,804	1,394,545
Total Deposits	498,581	455,051	469,725	1,263,797	1,607,683	1,610,718
Other Borrowings	6,679	3,109	5,941	73,341	84,455	81,849
Other Liabilities	4,893	2,575	2,019	7,003	4,921	5,936
Total Liabilities	510,153	460,735	477,685	1,344,141	1,697,059	1,698,503
EQUITY						
Common Stock & Surplus	90,765	90,912	92,940	169,877	212,197	208,852
Retained Earnings	(22,770)	(22,015)	(21,286)	-	10,574	13,917
Accumulated Other Comp Income	898	763	(467)	577	386	1,029
Total Equity	68,893	69,660	71,187	170,454	223,157	223,798
Total Liabilities and Equity	579,046	530,395	548,872	1,514,595	1,920,216	**1,922,301**

[1] Reversed $21.1 million deferred tax asset valuation allowance in 2014.

The summary balance sheet and summary income statement should be read in conjunction with our audited financial statements and the notes thereto, included in our annual report on Form 10-K filed with the Securities and Exchange Commission.

SUMMARY INCOME STATEMENT

(Dollars in Thousands)

	2011 Y	2012 Y	2013 Y	2014 Y	2015 Y	1Q 2016
Total Interest Income	23,072	19,799	18,365	42,491	60,846	18,790
Total Interest Expense	6,682	4,422	3,392	5,138	6,364	1,864
NET INTEREST INCOME	16,390	15,377	14,973	37,353	54,482	16,926
Provision for Loan & Lease Losses	859	22	0	1,588	1,797	489
NONINTEREST INCOME						
Gain (Loss) on Securities	(439)	542	25	31	20	(2)
Deposit Fee Income	4,857	3,951	3,059	5,349	7,907	2,150
Earnings on Life Insurance Policies	769	790	808	1,126	1,498	412
Gain on Sale of Loans	661	923	1,103	2,774	3,084	794
Other Noninterest Income	446	381	431	759	1,038	319
Total Noninterest Income	6,294	6,587	5,426	10,039	13,547	3,675
NONINTEREST EXPENSE						
Salary & Benefits	11,365	11,024	11,167	21,889	25,742	8,250
Net Occupancy Expense	2,601	2,554	2,373	4,391	6,411	1,928
Real Estate Owned, net	19,194	717	229	1,387	(322)	28
Amortization of Intangible Assets	0	0	0	339	724	255
Data Processing	1,579	2,058	1,495	6,254	6,411	1,433
Professional Fees	1,087	963	613	867	964	379
Advertising and Public Relations	342	258	288	1,354	2,520	496
Postage and Supplies	512	487	408	712	1,113	290
Other	4,179	3,126	3,086	4,875	7,456	2,272
Total Noninterest Expense	40,859	21,187	19,659	42,068	51,019	15,331
Net Income before Income Taxes	(19,034)	755	740	3,736	15,213	4,779
Income Tax Expense (Benefit)[1]	0	0	11	(20,570)	4,639	1,436
Net Income	(19,034)	755	729	24,306	10,574	3,343

[1] Reversed $21.1 million deferred tax asset valuation allowance in 2014 resulting in a tax benefit

The summary balance sheet and summary income statement should be read in conjunction with our audited financial statements and the notes thereto, included in our annual report on Form 10-K filed with the Securities and Exchange Commission.

BEAR STATE FINANCIAL

Bear State Leadership Team

BEAR STATE
FINANCIAL

Bear State Financial & Bank Board of Directors

Richard Massey
CHAIRMAN
- Bear State Financial Holdings // *Managing Member*
- Westrock Capital Partners // *Member*

Daniel Horton
VICE CHAIRMAN
- Over 30 years of community banking experience as an executive officer, director or consultant
- Joined the Bear State Financial & Bear State Bank Boards as a former Director of First National Security Corp.

W. Dabbs Cavin
VICE CHAIRMAN
- Mountaire Corporation // *Chief Financial Officer*
- Joined the Bear State Financial & Bear State Bank Boards while serving as the company's CEO through 2013

Scott Ford
COMPENSATION COMMITTEE CHAIRMAN
- Westrock Group, LLC // *Chief Executive Officer*
- Westrock Asset Management, LLC

Frank Conner
AUDIT COMMITTEE CHAIRMAN
- FedEx Freight East // *former VP, Finance and Accounting and Chief Financial Officer*
- Board member of Bear State Financial & Bank *(and its predecessor)* since 2003

Aaron Clark
DIRECTOR
- The Stephens Group, LLC // *Managing Director*
- Joined the Bear State Financial & Bear State Bank Boards in 2011

Brock Gearhart
DIRECTOR
- Greenwood Gearhart, Inc. // *President of this registered investment advisor located in Fayetteville, AR*
- Joined the Bear State Financial & Bear State Bank Boards in 2011

Omon Fitzgerald Hill
DIRECTOR
- Arkansas Baptist College of Little Rock, AR // *President*
- Joined the Bear State Financial & Bear State Bank Boards in 2011

Ian Robert Vaughan
DIRECTOR
- John H. Hendrix Corporation // *Ranch Operations Manager*
- Joined the Bear State Financial & Bear State Bank Boards as a former Director of First National Bank

John Ghirardelli
DIRECTOR
- Paul Mueller Company (MUEL) // *Chairman of the Board*
- Joined the Bear State Financial & Bear State Bank Boards as a former Director of Metropolitan National Bank

Mark McFatridge
DIRECTOR, PRESIDENT & CEO
- Bear State Financial & Bear State Bank // *President and Chief Executive Officer*
- Former Director, President & CEO of Metropolitan National Bank

Bear State Bank Leadership Team

PAUL LOWE
CORPORATE BANKING PRESIDENT
+ Corporate Banking // *Missouri & Arkansas*
+ Treasury Management

RICK WINDES
AREA PRESIDENT
+ North Region *(Southwest Missouri and North Arkansas)*
+ Northeast Arkansas Region *(Jonesboro, AR)*

MATT BRASEL
AREA PRESIDENT
+ Northwest Arkansas Region *(Fayetteville, Springdale, Rogers, Bentonville)*
+ Southwest Arkansas Region *(Mena, Glenwood, DeQueen, SE Oklahoma)*
+ Central Arkansas Region *(Little Rock, Hot Springs)*

SHELLY LOFTIN
CHIEF MARKETING OFFICER
+ Marketing
+ Retail Banking
+ Investment Program

YURIK PAROUBEK
DIRECTOR OF OPERATIONS
+ Deposit Operations
+ Loan Operations
+ Information Technology

DONNA MERRIWEATHER
DIRECTOR OF HUMAN RESOURCES
+ Human Resources
+ Talent Management

DJ WELLS
MORTGAGE DIVISION PRESIDENT
+ Secondary Mortgage Lending Production & Operations

Appendix

BEAR STATE
FINANCIAL

RECONCILIATION OF NON-GAAP FINANCIAL DATA

Bear State Financial, Inc. Reconciliation of Non-GAAP Selected Consolidated Financial Data - Unaudited

(in thousands, except share data)

FOR THE QUARTER ENDING

		March 2016	December 2015	September 2015	June 2015	March 2015
Net Income (loss)		$ 3,343	$ 2,563	$ 3,213	$ 2,531	$ 2,267
Adj: Loss (gain) on sale of securities, net		2	68	-	-	(88)
Adj: Merger, acquisition and integration expenses		250	1,081	166	441	565
Adj: Rebranding expenses		195	267	6	158	395
Adj: Branch reduction expenses		63	-	-	-	-
Adj: Data processing termination fees			1,186	-	-	-
Tax Effect of Adjustments		(195)	(966)	(66)	(229)	(334)
Total core income	(A)	**$ 3,658**	**$ 4,169**	**$ 3,319**	**$ 2,901**	**$ 2,805**
Total revenue		$ 20,599	$ 21,445	$ 15,538	15,357	$ 15,689
Adj: Loss (gain) on sale of securities, net		2	68	-	-	(88)
Total core revenue		**$ 20,601**	**$ 21,513**	**$ 15,538**	**$ 15,357**	**$ 15,601**
Total non-interest expense		$ 15,331	$ 17,044	$ 10,465	$ 11,273	$ 12,237
Less: Merger, acquisition and integration expenses		(250)	(1,081)	(166)	(441)	(565)
Less: Rebranding expenses		(195)	(267)	(6)	(158)	(395)
Less: Branch reduction expenses		(63)	-	-	-	-
Less: Data processing termination fees		-	(1,186)	-	-	-
Core noninterest expense		**$ 14,823**	**$ 14,510**	**$ 10,293**	**$ 10,674**	**$ 11,277**
Total average assets	(B)	$ 1,920,833	$ 1,920,617	$ 1,466,342	$ 1,468,521	$ 1,504,716
Total average stockholders' equity	(C)	224,416	223,083	177,824	175,025	172,811
Total average tangible stockholders' equity	(D)	172,936	171,318	145,135	142,181	139,810
Total tangible stockholders' equity, period end	(E)	172,483	171,587	146,084	142,088	140,229
Total common shares outstanding, period-end	(F)	37,560,031	37,987,722	33,349,512	33,375,753	33,375,753
Average diluted shares outstanding	(G)	37,918,188	38,173,234	33,497,298	33,521,490	33,551,776
Core earnings per share, diluted	(A/G)	$ 0.10	$ 0.11	$ 0.10	$ 0.09	$ 0.08
Tangible book value per share, period-end	(E/F)	$ 4.59	$ 4.52	$ 4.38	$ 4.26	$ 4.20
Core return on average assets	(A/B)	0.77%	0.86%	0.90%	0.79%	0.76%
Core return on average equity	(A/C)	6.61%	7.41%	7.41%	6.65%	6.58%
Core return on average tangible equity	(A/D)	8.58%	9.65%	9.07%	8.18%	8.14%
Efficiency ratio(1)		71.96%	67.66%	66.24%	69.51%	71.88%

(1) Efficiency ratio is a non-GAAP ratio that is calculated by dividing core noninterest expense by the sum of net interest income and noninterest income. Other companies may define and calculate this data differently.

BEAR STATE FINANCIAL

1Q16 BSF Earnings Release

BEAR STATE
FINANCIAL